Exhibit 99.1

Investor Contact Information:

Anthony V. Cosentino

Executive Vice President and

Chief Financial Officer

Tony.Cosentino@YourStateBank.com

SB Financial Group, Inc. Announces Second-Quarter and Six-Month 2016 Results

Year-over-year earnings growth of 14% and loan growth of 16%

DEFIANCE, Ohio, July 21, 2016 -- SB Financial Group, Inc. (NASDAQ: SBFG) (“SB Financial” or the “Company”), a diversified financial services company providing full-service community banking, mortgage banking, wealth management, item and statement processing services, today reported earnings for the second-quarter and six-months ended June 30, 2016.

Second-quarter 2016 highlights over prior-year second quarter include:

●	Net income of $2.3 million, an increase of 13.8 percent

●	Diluted earnings per share (EPS) of $0.35, an increase of 12.9 percent

●	Loan growth from the prior year of $82.4 million, or 15.8 percent, and from the linked quarter $27.6 million, or 4.8 percent

●	Deposit growth from the prior year of $85.4 million, or 15.2 percent

●	Fully Taxable Equivalent (FTE) net interest margin of 3.75 percent, down 1 basis point

●	Mortgage origination volume of $110.2 million, an increase of 17.7 percent; servicing portfolio $831.8 million

Six-months ended June 30, 2016, highlights over prior-year six months include:

●	Net income of $3.9 million, an increase of 12.4 percent

●	Diluted earnings per share of $0.61, an increase of 13.0 percent

Highlights	Three Months Ended			Six Months Ended
($000’s except ratios and share data)	Jun. 2016	Jun. 2015	% Change	Jun. 2016	Jun. 2015	% Change
Operating revenue (FTE)	$10,819	$10,301	5.0%	$20,455	$19,522	4.8%
Interest income (FTE)	7,302	6,509	12.2	14,214	12,777	11.2
Interest expense	790	651	21.4	1,505	1,294	16.3
Net interest income (FTE)	6,512	5,858	11.2	12,709	11,483	10.7
Noninterest income	4,307	4,443	(3.1)	7,746	8,039	(3.6)
Noninterest expense	7,407	6,818	8.6	14,302	13,462	6.2
Net income	2,265	1,991	13.8	3,920	3,487	12.4
Earnings per diluted share	0.35	0.31	12.9	0.61	0.54	13.0
Net interest margin (FTE)	3.75%	3.76%	(0.3)	3.75%	3.74%	0.3
Return on assets	1.15%	1.11%	3.6	1.01%	0.98%	3.1
Return on equity	10.80%	10.26%	5.3	9.43%	9.05%	4.2

“We continued to execute successfully on our strategy to move our overall performance to a higher level,” said Mark Klein, Chairman, President and CEO of SB Financial. “Our results for the second quarter reflected this progress, with a 12.9 percent increase in EPS compared to the prior-year quarter.”

RESULTS OF OPERATIONS

Consolidated Revenue

Total operating revenue, consisting of net interest income (FTE) and noninterest income, was up 5.0 percent from the second quarter of 2015, and up 12.5 percent from the linked quarter.

●	Net interest income (FTE) was up 11.2 percent from the year-ago quarter, and up 5.1 percent over the linked quarter.

●	Net interest margin (FTE) was down 1 basis point from the year-ago quarter, and flat to the linked quarter.

●	Noninterest income was down 3.1 percent from the year-ago quarter, but up 25.2 percent from the linked quarter.

●	Total revenue (FTE) for the first six months of 2016 was $20.5 million compared to $19.5 million for the first six months of 2015, which is a 4.8 percent increase.

Mortgage Loan Business

Mortgage loan originations for the second quarter of 2016 were $110.2 million, up $16.6 million, or 17.7 percent, from the year-ago quarter. Total sales of originated loans were $95.2 million, up $15.3 million, or 19.2 percent from the year-ago quarter.

Net mortgage banking income, consisting of gains on the sale of mortgage loans and net loan servicing fees, was $2.0 million for the second quarter of 2016, compared to $2.3 million for the year-ago quarter, or a 12.3 percent decrease. The mortgage servicing valuation adjustment for the second-quarter 2016 was a negative $0.5 million, compared to a positive adjustment for the second quarter of 2015 of $0.3 million. The aggregate servicing valuation impairment ended the quarter at $1.5 million. The mortgage servicing portfolio at June 30, 2016, was $831.8 million, up $108.7 million, or 15.0 percent, from $723.1 million at June 30, 2015.

Mr. Klein noted, “The entire mortgage production team turned in one of our best quarters in recent years. Our effective efforts drove portfolio growth to an all-time high, as new money production accounted for 90 percent of our volume. Our strong performance was offset by the 35 basis point decline in the 10-year Treasury, which resulted in an additional $500 thousand impairment to our servicing rights.”

Mortgage Banking ($000’s)
	Jun. 2016	Mar. 2016	Dec. 2015	Sep. 2015	Jun. 2015
Mortgage originations	$110,210	$71,941	$67,149	$86,965	$93,605
Mortgage sales	95,150	59,383	56,302	70,081	79,806
Mortgage servicing portfolio	831,781	792,666	772,533	750,958	723,100
Mortgage servicing rights	6,494	6,608	7,152	6,798	6,548

Mortgage servicing revenue:
Loan servicing fees	505	491	476	459	438
OMSR amortization	(309)	(170)	(157)	(223)	(219)
Net administrative fees	196	321	319	236	219
OMSR valuation adjustment	(469)	(767)	64	(138)	268
Net loan servicing fees	(273)	(446)	383	98	487
Gain on sale of mortgages	2,284	1,383	1,372	1,687	1,805
Mortgage banking revenue, net	$2,011	$937	$1,755	$1,785	$2,292

2

Fee Income and Noninterest Expense

SB Financial’s fee income includes revenue from a diverse group of services, such as wealth management, deposit fees and from sales of small business loans (SBA). Wealth management assets managed within our 900 accounts stood at $367.2 million as of June 30, 2016. For the second quarter of 2016, fee income as a percentage of total revenue was 40.1 percent. The servicing rights impairment negatively impacted the quarter by $0.5 million.

For the second quarter of 2016, noninterest expense (NIE) of $7.4 million, was up $0.6 million, or 8.6 percent, compared to the same quarter last year. Total staffing levels were up 7.7 percent, due to our new branch locations and increased support in our compliance and mortgage divisions. Compared to the linked quarter, NIE was up $0.5 million, or 7.4 percent.

Mr. Klein stated, “Once again, total fee income was up significantly, even with the impairment of our mortgage servicing rights; non-interest income continues to represent more than 40 percent of total revenue. Our strategy to diversify our revenue streams is delivering bottom-line improvement.”

Fee Income / Noninterest Expense ($000’s)
	Jun. 2016	Mar. 2016	Dec. 2015	Sep. 2015	Jun. 2015
Fee Income	$4,307	$3,439	$3,716	$3,952	$4,443
Fee Income / Total Revenue	40.1%	36.0%	38.3%	39.4%	43.5%
Fee Income / Average Assets	2.2%	1.8%	2.0%	2.2%	2.5%

Noninterest Expense	$7,407	$6,895	$6,839	$6,626	$6,818
Efficiency Ratio	69.0%	72.2%	70.2%	65.6%	66.3%
NIE / Average Assets	3.8%	3.6%	3.7%	3.7%	3.8%

Balance Sheet

Total assets as of June 30, 2016, were $793.2 million, up $86.0 million, or 12.2 percent, from a year ago. Total equity as of June 30, 2016, was $85.0 million, up 8.7 percent, from a year ago, and was at 10.7 percent of total assets.

Total loans held for investment were $604.8 million at June 30, 2016, up $82.4 million, or 15.8 percent, from June 30, 2015. Commercial real estate loans accounted for the majority of growth, up $37.9 million, or 16.9 percent. Residential real estate and commercial loans also rose $18.6 million and $16.4 million, or 15.9 percent and 19.4 percent, respectively.

The investment portfolio, including Federal Reserve Bank and Federal Home Loan Bank stock, of $96.2 million represented 12.1 percent of assets at June 30, 2016, and was down 6.2 percent from the year-ago period. Deposit balances of $648.3 million at June 30, 2016, increased by $85.4 million, or 15.2 percent, since June 30, 2015. Growth from the prior year included $16.9 million in checking and $68.5 million in savings and time deposit balances.

3

Mr. Klein said, “Loan growth for the quarter of $28 million continued to drive net interest income and top-line revenue higher. For the year, loan balances have grown more than $47 million and provided the expansion of our operating revenue by more than 25 percent from the linked quarter. Our growth comes on the heels of our hard work to achieve and maintain top-quartile asset quality metrics.”

Loan Portfolio ($000’s)	Jun. 2016	Mar. 2016	Dec. 2015	Sep. 2015	Jun. 2015	Variance YOY
Commercial	$100,651	$92,086	$86,586	$83,741	$84,297	$16,354
% of Total	16.6%	16.0%	15.5%	15.5%	16.0%	19.4%
Commercial RE	261,923	256,461	242,208	231,249	223,994	37,929
% of Total	43.3%	44.4%	43.4%	42.8%	42.9%	16.9%
Agriculture	52,375	42,467	43,835	46,102	45,724	6,651
% of Total	8.7%	7.4%	7.9%	8.5%	8.8%	14.5%
Residential RE	135,506	132,627	130,806	126,840	116,944	18,562
% of Total	22.4%	23.0%	23.5%	23.5%	22.4%	15.9%
Consumer & Other	54,321	53,493	54,224	52,957	51,444	2,877
% of Total	9.0%	9.3%	9.7%	9.7%	9.9%	5.6%

Total Loans	$604,776	$577,134	$557,659	$540,889	$522,403	$82,373
Total Growth Percentage						15.8%

Deposit Bal. ($000’s)	Jun. 2016	Mar. 2016	Dec. 2015	Sep. 2015	Jun. 2015	Variance YOY
Non-Int DDA	$110,899	$112,209	$113,113	$102,460	$96,322	$14,577
% of Total	17.1%	17.6%	19.3%	17.9%	17.1%	15.1%
Interest DDA	129,658	138,235	126,443	126,816	127,362	2,296
% of Total	20.0%	21.7%	21.6%	22.1%	22.6%	1.8%
Savings	84,975	86,038	83,447	77,809	78,729	6,246
% of Total	13.1%	13.5%	14.2%	13.6%	14.0%	7.9%
Money Market	134,365	120,672	104,412	107,538	100,315	34,050
% of Total	20.7%	18.9%	17.8%	18.7%	17.8%	33.9%
Certificates	188,403	180,874	159,038	158,945	160,198	28,205
% of Total	29.1%	28.4%	27.1%	27.7%	28.5%	17.6%

Total Deposits	$648,300	$638,028	$586,453	$573,568	$562,926	$85,374
Total Growth Percentage						15.2%

Asset Quality

SB Financial continues to maintain above peer median asset quality, reporting nonperforming assets of $8.2 million as of June 30, 2016, up $2.8 million, or 52.9 percent, from the year-ago quarter, but slightly down from the linked quarter. The increase from the prior year was the result of an existing delinquent commercial real estate credit that has moved to foreclosure. The Company feels the valuation of the property will approximate the loan commitment when the situation is resolved. SB Financial’s 1.0 percent of nonperforming assets to total assets remains near the top quartile in its 65-bank peer group. The coverage of problem loans by the loan loss allowance was 92.3 percent at June 30, 2016, down from the 134.6 percent at June 30, 2015.

4

Summary of Nonperforming Assets ($000’s)

Nonperforming Category	Jun. 2016	Mar. 2016	Dec. 2015	Sep. 2015	Jun. 2015	Variance YOY
Commercial & Agriculture	$158	$164	$196	$453	$702	$(544)
% of Total Com./Ag. loans	0.12%	0.12%	0.15%	0.35%	0.54%	(77.5%)
Commercial RE	5,309	5,218	5,670	5,393	2,023	3,286
% of Total CRE loans	2.02%	2.03%	2.34%	2.33%	0.90%	162.4%
Residential RE	1,088	1,156	749	795	772	316
% of Total Res. RE loans	0.80%	0.87%	0.57%	0.63%	0.66%	40.9%
Consumer & Other	138	46	32	101	112	26
% of Total Cons./Oth. loans	0.25%	0.09%	0.06%	0.20%	0.22%	23.2%
Total Nonaccruing Loans	6,693	6,584	6,646	6,742	3,609	3,084
% of Total loans	1.11%	1.14%	1.19%	1.25%	0.69%	85.4%
Accruing Restructured Loans	1,381	1,482	1,500	1,576	1,595

Total Nonaccruing & Restructured Loans	$8,074	$8,066	$8,146	$8,318	$5,204	$2,870
% of Total loans	1.34%	1.40%	1.46%	1.54%	1.00%	55.2%
Foreclosed Assets	157	406	286	188	180
Total Nonperforming Assets	$8,231	$8,472	$8,432	$8,506	$5,384	$2,847
% of Total assets	1.04%	1.09%	1.15%	1.18%	0.76%	52.9%

Webcast and Conference Call

The Company will hold a related conference call and webcast on July 22, 2016, at 11:00 a.m. EDT. Interested parties may access the conference call by dialing 1-888-338-9469. The webcast can be accessed at http://www.yoursbfinancial.com/investorrelations.html. An audio replay of the call will be available on the SB Financial website.

About SB Financial Group

Headquartered in Defiance, Ohio, SB Financial is a diversified financial services holding company with two operating subsidiaries: State Bank and DCM. State Bank provides a full range of financial services for consumers and small businesses, including wealth management, mortgage banking and commercial and agricultural lending, operating through a total of 19 banking centers; 18 in nine Ohio counties and one center in Fort Wayne, Indiana, and 22 full-service ATMs. The Company has five loan production offices located throughout the Tri-State region of Ohio, Indiana and Michigan. DCM provides item processing services to community banks located primarily in the Midwest. SB Financial’s common stock is listed on the NASDAQ Capital Market under the symbol “SBFG”.  SB Financial’s preferred stock is listed on the NASDAQ Capital Market under the symbol “SBFGP”.

In May 2016, SB Financial was ranked #160 on the American Banker Magazine’s list of Top 200 Publicly Traded Community Banks and Thrifts based on three-year average return on equity (“ROE”).

5

Forward-Looking Statements

Certain statements within this document, which are not statements of historical fact, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties and actual results may differ materially from those predicted by the forward-looking statements. These risks and uncertainties include, but are not limited to, risks and uncertainties inherent in the national and regional banking industry, changes in economic conditions in the market areas in which SB Financial and its subsidiaries operate, changes in policies by regulatory agencies, changes in accounting standards and policies, changes in tax laws, fluctuations in interest rates, demand for loans in the market areas in SB Financial and its subsidiaries operate, increases in FDIC insurance premiums, changes in the competitive environment, losses of significant customers, geopolitical events, the loss of key personnel and other risks identified in SB Financial’s Annual Report on Form 10-K and documents subsequently filed by SB Financial with the Securities and Exchange Commission. Forward-looking statements speak only as of the date on which they are made, and SB Financial undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made, except as required by law. All subsequent written and oral forward-looking statements attributable to SB Financial or any person acting on its behalf are qualified by these cautionary statements.

Non-GAAP Financial Measures

In addition to results presented in accordance with GAAP, this release contains certain non-GAAP financial measures. Management believes that including certain non-GAAP financial measures will provide investors with information useful in understanding the Company’s financial performance, its performance trends and financial position. These non-GAAP measures should not be considered a substitute for GAAP basis measures and results.

###

6

SB FINANCIAL GROUP, INC.

CONSOLIDATED BALANCE SHEETS - (Unaudited)

	June	March	December	September	June
($ in Thousands)	2016	2016	2015	2015	2015
ASSETS
Cash and due from banks	$29,945	35,529	20,459	18,372	21,709

Securities available for sale, at fair value	92,472	97,990	89,789	95,482	98,786
Other securities - FRB and FHLB Stock	3,748	3,748	3,748	3,748	3,748

Total investment securities	96,220	101,738	93,537	99,230	102,534

Loans held for sale	8,441	6,890	7,516	8,517	10,067

Loans, net of unearned income	604,776	577,134	557,659	540,889	522,403
Allowance for loan losses	(7,450)	(7,205)	(6,990)	(7,076)	(7,006)

Net loans	597,326	569,929	550,669	533,813	515,397

Premises, equipment and software, net	18,806	18,994	19,010	17,619	16,432
Cash surrender value of life insurance	13,581	13,509	13,437	13,364	13,291
Goodwill & other intangibles	16,429	16,432	16,435	16,473	16,527
Foreclosed assets held for sale, net	157	406	286	188	180
Mortgage servicing rights	6,494	6,608	7,152	6,798	6,548
Accrued interest receivable	1,397	1,489	1,260	1,817	1,506
Other assets	4,367	3,296	3,310	3,046	3,017

Total assets	$793,163	774,820	733,071	719,237	707,208

LIABILITIES AND EQUITY
Deposits
Non interest bearing demand	$110,899	112,209	113,113	102,460	96,322
Interest bearing demand	129,658	138,235	126,443	126,816	127,362
Savings	84,975	86,038	83,447	77,809	78,729
Money market	134,365	120,672	104,412	107,538	100,315
Time deposits	188,403	180,874	159,038	158,945	160,198

Total deposits	648,300	638,028	586,453	573,568	562,926

Advances from Federal Home Loan Bank	23,000	21,000	35,000	30,000	34,000
Repurchase agreements	17,797	14,524	12,406	16,911	15,169
Trust preferred securities	10,310	10,310	10,310	10,310	10,310
Accrued interest payable	384	343	264	341	289
Other liabilities	8,422	7,564	7,397	7,782	6,391

Total liabilities	708,213	691,769	651,830	638,912	629,085

Equity
Preferred stock	13,983	13,983	13,983	13,983	13,983
Common stock	12,569	12,569	12,569	12,569	12,569
Additional paid-in capital	15,367	15,365	15,438	15,444	15,424
Retained earnings	42,925	41,199	40,059	38,705	36,930
Accumulated other comprehensive income	1,552	1,296	650	1,157	750
Treasury stock	(1,446)	(1,361)	(1,458)	(1,533)	(1,533)

Total equity	84,950	83,051	81,241	80,325	78,123

Total liabilities and equity	$793,163	774,820	733,071	719,237	707,208

7

SB FINANCIAL GROUP, INC.

CONSOLIDATED STATEMENTS OF INCOME - (Unaudited)

($ in thousands - except share data)	At and for the Three Months Ended					Six Months Ended
	June	March	December	September	June	June	June
Interest income	2016	2016	2015	2015	2015	2016	2015
Loans
Taxable	$6,648	6,260	6,086	6,152	5,835	12,908	11,454
Nontaxable	24	9	10	10	9	33	15
Securities
Taxable	392	402	357	382	395	794	767
Nontaxable	149	156	169	173	175	305	352

Total interest income	7,213	6,827	6,622	6,717	6,414	14,040	12,588

Interest expense
Deposits	647	545	492	492	500	1,192	995
Repurchase Agreements & Other	4	5	3	5	4	9	9
Federal Home Loan Bank advances	77	106	95	94	94	183	186
Trust preferred securities	62	59	56	53	53	121	104

Total interest expense	790	715	646	644	651	1,505	1,294

Net interest income	6,423	6,112	5,976	6,073	5,763	12,535	11,294

Provision for loan losses	-	250	150	100	500	250	850

Net interest income after provision for loan losses	6,423	5,862	5,826	5,973	5,263	12,285	10,444

Noninterest income
Wealth Management Fees	643	633	645	636	666	1,276	1,325
Customer service fees	680	680	711	734	702	1,360	1,334
Gain on sale of mtg. loans & OMSR's	2,284	1,383	1,372	1,687	1,805	3,667	3,205
Mortgage loan servicing fees, net	(273)	(446)	383	98	486	(719)	545
Gain on sale of non-mortgage loans	151	449	75	296	288	600	575
Data service fees	233	277	273	294	306	510	623
Net gain on sales of securities	92	111	-	-	-	203	-
Gain/(loss) on sale/disposal of assets	186	22	38	-	(1)	208	(20)
Other income	311	330	219	207	191	641	452

Total non-interest income	4,307	3,439	3,716	3,952	4,443	7,746	8,039

Noninterest expense
Salaries and employee benefits	4,314	3,779	3,855	3,650	3,935	8,093	7,412
Net occupancy expense	524	565	479	481	480	1,089	983
Equipment expense	639	595	566	568	524	1,234	1,089
Data processing fees	339	305	264	286	247	644	510
Professional fees	326	316	381	416	426	642	866
Marketing expense	199	171	157	146	142	370	291
Telephone and communication	102	99	103	96	98	201	188
Postage and delivery expense	162	197	168	198	201	359	435
State, local and other taxes	171	99	130	130	128	270	257
Employee expense	128	118	126	126	138	246	291
Intangible amortization expense	3	3	37	54	55	6	109
Other expenses	500	648	573	475	444	1,148	1,031

Total non-interest expense	7,407	6,895	6,839	6,626	6,818	14,302	13,462

Income before income tax expense	3,323	2,406	2,703	3,299	2,888	5,729	5,021

Income tax expense	1,058	751	835	1,035	897	1,809	1,534

Net income	$2,265	1,655	1,868	2,264	1,991	3,920	3,487

Preferred Stock Dividends	244	244	244	244	244	488	469

Net income available to common shares	2,021	1,411	1,624	2,020	1,747	3,433	3,018

Common share data:
Basic earnings per common share	$0.41	0.29	0.33	0.41	0.36	0.70	0.62

Diluted earnings per common share	$0.35	0.26	0.29	0.35	0.31	0.61	0.54

Average shares outstanding ($ in thousands):
Basic:	4,893	4,896	4,890	4,884	4,884	4,894	4,882
Diluted:	6,390	6,401	6,396	6,390	6,382	6,396	6,381

8

SB FINANCIAL GROUP, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS - (Unaudited)

($ in thousands, except per share data)	At and for the Three Months Ended					Six Months Ended
SUMMARY OF	June	March	December	September	June	June	June
OPERATIONS	2016	2016	2015	2015	2015	2016	2015
Net interest income	$6,423	6,112	5,976	6,073	5,763	12,535	11,294
Tax-equivalent adjustment	$89	85	92	94	95	174	189
Tax-equivalent net interest income	$6,512	6,197	6,068	6,167	5,858	12,709	11,483
Provision for loan loss	$-	250	150	100	500	250	850
Noninterest income	$4,307	3,439	3,716	3,952	4,443	7,746	8,039
Total revenue, tax-equivalent	$10,819	9,636	9,784	10,119	10,301	20,455	19,522
Noninterest expense	$7,407	6,895	6,839	6,626	6,818	14,302	13,462
Pre-tax pre-provision income	$3,323	2,656	2,853	3,399	3,388	5,979	5,871
Pretax income	$3,323	2,406	2,703	3,299	2,888	5,729	5,021
Net income	$2,265	1,655	1,868	2,264	1,991	3,920	3,487
Income available to common shareholders	$2,021	1,411	1,624	2,020	1,747	3,433	3,018

PER SHARE INFORMATION:
Basic earnings per share	$0.41	0.29	0.33	0.41	0.36	0.70	0.62
Diluted earnings per share	$0.35	0.26	0.29	0.35	0.31	0.61	0.54
Common dividends	$0.060	0.055	0.055	0.050	0.050	0.115	0.095
Book value per common share	$13.39	13.07	12.81	12.68	12.33	13.39	12.33
Tangible book value per common share	$11.15	10.74	10.39	10.21	9.75	11.15	9.75
Market price per common share	$10.87	10.31	11.14	10.27	10.59	10.87	10.59
Market price per preferred share	$11.83	11.19	12.65	13.00	11.75	11.83	11.75

PERFORMANCE RATIOS:
Return on average assets (ROAA)	1.15%	0.87%	1.02%	1.26%	1.11%	1.01%	0.98%
Pre-tax pre-provision ROAA	1.69%	1.40%	1.56%	1.89%	1.89%	1.55%	1.64%
Return on average equity	10.80%	8.03%	9.23%	11.42%	10.26%	9.43%	9.05%
Return on average tangible equity	16.94%	12.74%	14.80%	18.55%	16.90%	14.87%	14.99%
Efficiency ratio	69.00%	72.16%	70.18%	65.56%	66.26%	70.49%	69.07%
Earning asset yield	4.20%	4.18%	4.17%	4.27%	4.18%	4.19%	4.16%
Cost of interest bearing liabilities	0.55%	0.51%	0.49%	0.49%	0.49%	0.53%	0.49%
Net interest margin	3.69%	3.69%	3.71%	3.81%	3.70%	3.69%	3.68%
Tax equivalent effect	0.06%	0.06%	0.05%	0.06%	0.06%	0.06%	0.06%
Net interest margin, tax equivalent	3.75%	3.75%	3.76%	3.87%	3.76%	3.75%	3.74%
Non interest income/Average assets	2.20%	1.81%	2.03%	2.20%	2.48%	2.00%	2.25%
Non interest expense/Average assets	3.78%	3.62%	3.74%	3.69%	3.81%	3.70%	3.77%
Net noninterest expense/Average assets	1.58%	1.82%	1.71%	1.49%	1.33%	1.70%	1.52%

ASSET QUALITY RATIOS:
Gross charge-offs	$2	94	241	58	350	96	653
Recoveries	$247	59	5	29	26	306	37
Net charge-offs	$(245)	35	236	29	324	(210)	616
Nonaccruing loans/ Total loans	1.11%	1.14%	1.19%	1.25%	0.69%	1.11%	0.69%
Nonperforming loans/ Total loans	1.34%	1.40%	1.46%	1.54%	1.00%	1.34%	1.00%
Nonperforming assets/ Loans & OREO	1.36%	1.47%	1.51%	1.57%	1.03%	1.36%	1.03%
Nonperforming assets/ Total assets	1.04%	1.09%	1.15%	1.18%	0.76%	1.04%	0.76%
Allowance for loan loss/ Nonperforming loans	92.27%	89.33%	85.81%	85.07%	134.63%	92.27%	134.63%
Allowance for loan loss/ Total loans	1.23%	1.25%	1.25%	1.31%	1.34%	1.23%	1.34%
Net loan charge-offs/ Average loans (ann.)	(0.16%)	0.02%	0.17%	0.02%	0.25%	(0.07%)	0.24%
Loan loss provision/ Net charge-offs	0.00%	714.29%	63.56%	344.83%	154.32%	(119.05%)	137.99%

CAPITAL & LIQUIDITY RATIOS:
Loans/ Deposits	93.29%	90.46%	95.09%	94.30%	92.80%	93.29%	92.80%
Equity/ Assets	10.71%	10.72%	11.08%	11.17%	11.05%	10.71%	11.05%
Tangible equity/ Tangible assets	7.02%	6.94%	7.09%	7.10%	6.89%	7.02%	6.89%
Tangible equity adjusted for conversion	8.82%	8.78%	9.04%	9.09%	8.92%	8.82%	8.92%

END OF PERIOD BALANCES
Total assets	$793,163	774,820	733,071	719,237	707,208	793,163	707,208
Total loans	$604,776	577,134	557,659	540,889	522,403	604,776	522,403
Deposits	$648,300	638,028	586,453	573,568	562,926	648,300	562,926
Stockholders equity	$84,950	83,051	81,241	80,325	78,123	84,950	78,123
Goodwill & intangibles	$16,429	16,432	16,435	16,473	16,527	16,429	16,527
Preferred equity	$13,983	13,983	13,983	13,983	13,983	13,983	13,983
Tangible equity	$54,538	52,636	50,823	49,869	47,613	54,538	47,613
Mortgage servicing portfolio	$831,781	792,666	772,533	750,958	723,100	831,781	723,100
Wealth/Brokerage assets under care	$367,223	357,531	353,488	347,136	361,310	367,223	361,310
Total assets under care	$1,992,167	1,925,017	1,859,092	1,817,331	1,791,618	1,992,167	1,791,618
Full-time equivalent employees	223	218	214	209	207	223	207
Period end basic shares outstanding	4,892	4,900	4,891	4,884	4,884	4,892	4,884
Period end outstanding (Series A Converted)	1,453	1,452	1,451	1,451	1,451	1,453	1,451

AVERAGE BALANCES
Total assets	$784,353	761,143	731,198	718,591	716,736	772,805	714,056
Total earning assets	$694,629	661,891	644,783	638,266	622,643	678,259	614,345
Total loans	$596,724	568,925	549,877	538,646	521,477	582,824	518,756
Deposits	$644,429	616,124	585,922	572,801	576,250	630,216	572,441
Stockholders equity	$83,894	82,378	80,911	79,301	77,649	83,148	77,090
Intangibles	$16,431	16,434	16,450	16,500	16,555	16,432	16,582
Preferred equity	$13,983	13,983	13,983	13,983	13,983	13,983	13,983
Tangible equity	$53,480	51,961	50,478	48,818	47,111	52,733	46,525
Average basic shares outstanding	4,893	4,896	4,890	4,884	4,884	4,894	4,882
Average diluted shares outstanding	6,390	6,401	6,396	6,390	6,382	6,396	6,381

9

SB FINANCIAL GROUP, INC.

Rate Volume Analysis - (Unaudited)

At and for the Three Months Ended June 30, 2016 and 2015

($ in Thousands)	Three Months Ended June 30, 2016			Three Months Ended June 30, 2015
	Average		Average	Average		Average
Assets	Balance	Interest	Rate	Balance	Interest	Rate
Taxable securities	$82,418	392	1.90%	$83,414	395	1.89%
Nontaxable securities	15,487	226	5.83%	17,752	265	5.97%
Loans, net	596,724	6,684	4.48%	521,477	5,849	4.49%

Total earning assets	694,629	7,302	4.20%	622,643	6,509	4.18%

Cash and due from banks	34,704			42,580
Allowance for loan losses	(7,429)			(6,943)
Premises and equipment	19,192			16,113
Other assets	43,257			42,343

Total assets	$784,353			$716,736

Liabilities
Savings and interest bearing demand	$345,418	127	0.15%	$312,229	83	0.11%
Time deposits	185,674	520	1.12%	164,843	417	1.01%
Repurchase agreements & Other	15,066	4	0.11%	14,254	4	0.11%
Advances from Federal Home Loan Bank	21,176	77	1.45%	30,044	94	1.25%
Trust preferred securities	10,310	62	2.41%	10,310	53	2.06%

Total interest bearing liabilities	577,644	790	0.55%	531,680	651	0.49%

Non interest bearing demand	113,337	-		99,178	-

Total funding	690,981		0.46%	630,858		0.41%

Other liabilities	9,478			8,229

Total liabilities	700,459			639,087

Equity	83,894			77,649

Total liabilities and equity	$784,353			$716,736

Net interest income (tax equivalent basis)		$6,512			$5,858

Net interest income as a percent of average interest-earning assets			3.75%			3.76%

10

	Six Months Ended June 30, 2016			Six Months Ended June 30, 2015
	Average		Average	Average		Average
Assets	Balance	Interest	Rate	Balance	Interest	Rate
Taxable securities	$79,517	794	2.00%	$77,680	767	1.97%
Nontaxable securities	15,918	462	5.81%	17,909	533	5.95%
Loans, net	582,824	12,958	4.45%	518,756	11,477	4.42%

Total earning assets	678,259	14,214	4.19%	614,345	12,777	4.16%

Cash and due from banks	39,001			48,149
Allowance for loan losses	(7,274)			(6,895)
Premises and equipment	19,299			15,254
Other assets	43,520			43,203

Total assets	$772,805			$714,056

Liabilities
Savings and interest bearing demand	$341,141	240	0.14%	$310,138	160	0.10%
Time deposits	176,485	952	1.08%	164,376	835	1.02%
Repurchase agreements & Other	15,792	9	0.11%	15,442	9	0.12%
Advances from Federal Home Loan Bank	24,113	183	1.52%	30,022	186	1.24%
Trust preferred securities	10,310	121	2.35%	10,310	104	2.02%

Total interest bearing liabilities	567,841	1,505	0.53%	530,288	1,294	0.49%

Non interest bearing demand	112,590		0.44%	97,927		0.41%

Total funding	680,431

Other liabilities	9,226			8,751

Total liabilities	1,370,088			636,966

Equity	83,148			77,090

Total liabilities and equity	$1,453,236			$714,056

Net interest income (tax equivalent basis)		$12,709			$11,483

Net interest income as a percent of average interest-earning assets			3.75%			3.74%

11